EXHIBIT 10.1

THIS SHARE PURCHASE AGREEMENT is made the 3rd day of November, 2000,


AMONG:

                CYOP SYSTEMS INC.,
                -----------------
                of Suite 29, 1st Floor, Beckwith Mall, Lower Broad Street,
                Bridgetown, Barbados
                                                                                              (the "Company")
AND:

                THE SHAREHOLDERS OF CYOP SYSTEMS INC.,
                -------------------------------------
                of Suite 29, 1st Floor, Beckwith Mall, Lower Broad Street,
                Bridgetown, Barbados
                                                                                              (the "Vendors")
AND:

                CYOP SYSTEMS INTERNATIONAL INCORPORATED,
                ---------------------------------------
                of Suite 880, 50 West Liberty Street,
                Reno, Nevada, 89501   USA

                                                                                              (the "Purchaser")

WHEREAS:

A. The Vendors are the legal and beneficial owners of all of the issued and outstanding common shares of the Company (the "Company Shares"); and

B. The Vendors have agreed to sell all of their right, title and interest in and to the Company Shares free and clear of all liens, charges and encumbrances on the terms and conditions set forth in this agreement to the Purchaser in consideration for 9,000,000 shares of the Purchaser.

NOW THEREFORE WITNESSETH that in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

Definitions
-----------

1.01 In this Agreement, including the recitals hereto, the following words an phrases shall have the following meanings:

     (a) "Closing" means the completion of the transactions contemplated by this Agreement;

     (b) "Company Shares" means all of the issued and outstanding common shares of CYOP Systems Inc.;

     (c)  "Person" includes a firm, corporation or other entity; and

     (d) "Purchaser's Shares" means 9,000,000 common shares of the Purchaser issuable to the Vendors in consideration for the Company Shares.

Captions and Section Numbers
----------------------------

1.02 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Extended Meanings
-----------------

1.03 The words "hereof", "herein", "hereunder" and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.

Number and Gender
-----------------

1.04 Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.

Section References
------------------

1.05 Any reference to a particular "article", "section", "subsection" or other subdivision is to the particular article, section or other subdivision of this Agreement.

Governing Law
-------------

1.06 This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of the State of Nevada and all disputes arising under this Agreement shall be referred to the Courts of the State of Nevada.

Currency
--------

1.07 All sums of money to be paid or calculated pursuant to this Agreement shall be paid or calculated in currency of the United States unless otherwise expressly stated.

Schedules
---------

1.08 The schedules attached hereto are hereby incorporated into this Agreement and form a part hereof. All terms defined in this Agreement shall have the same meaning in such schedules. The schedules to this Agreement are as follows:

     Schedule "A" - The Vendors and Allocation of Purchaser's Shares

                                    ARTICLE 2
                           PURCHASE AND SALE OF SHARES
                           ---------------------------

Purchase and Sale
-----------------

2.01 Upon the terms and conditions of this Agreement, at the Closing the Vendors will sell the Company Shares free and clear of all liens, charges and encumbrances to the Purchaser in consideration for the Purchaser's Shares.

Purchase Price
--------------

2.02 The purchase price payable by the Purchaser to the Vendors for the Company Shares is 9,000,000 common shares of the Purchaser with a par value of $0.0001 per share (the "Purchase Price"). The Purchase Price shall be paid to the Vendors at Closing by the Purchaser's delivery of share certificates representing the Purchaser's Shares allocated to the Vendors as set out in Schedule "A".

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                         OF THE VENDORS AND THE COMPANY
                         ------------------------------

Representations and Warranties
------------------------------

3.01 The Vendors and the Company jointly and severally represent and warrant to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

     (a) the Company is duly incorporated, validly exists, is in good standing with respect to the filing of annual returns under the laws of Barbados, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

     (b) the Company is not a "reporting company" or a "reporting issuer" under the laws of the United States of America;

     (c) the Company owns and possesses and has good and marketable title to all of its properties and assets, both real and personal, free and clear of all liens, charges and encumbrances;

     (d) none of the Company's properties or assets are in the possession of or under the control of any other Person;

     (e) the Company's financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the Company's prior fiscal periods. The financial statements present fairly the financial position of the Company as at the date thereof and fairly state the Company's income and deficit for the period covered thereby;

     (f) except to the extent reflected or reserved against in its financial statements or incurred subsequent to the date thereof in the ordinary and usual course of the business, the Company does not have any outstanding indebtedness or any liabilities or obligations (whether accrued, contingent or otherwise);

     (g)  since the date of incorporation of the Company, there has not been:

          (i)  any  changes in the  condition  or  operations  of the  business,
               assets  or   financial   position  of  the  Company   which  are,
               individually or in the aggregate, materially adverse; or

          (ii) any damage, destruction or loss or other event, development or condition, of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to the Purchaser, which has or may materially and adversely affect the business, assets, properties or future prospects of the Company;

     (h) all material financial transactions of the Company have been accurately recorded in the books and records of the Company and such books and records fairly present the financial position and the corporate affairs of the Company;

     (i)  since the date of incorporation of the Company, the Company has not:

        (i) transferred, assigned, sold or otherwise disposed of any assets or cancelled any debts or claims except in each case in the ordinary and usual course of business;

        (ii) incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business;

        (iii) declared or made, or committed itself to make, any payment of any dividend or other distribution in respect of any of its shares or purchased or redeemed any of its shares or split, consolidated or reclassified any of its shares;

        (iv) suffered any operating loss or any material extraordinary loss or entered into any material commitment or transaction not in the ordinary and usual course of business;

        (v)    waived or surrendered any right of substantial value;

        (vi) made any gift of money or of any property or assets to any Person;

        (vii) amended or changed or taken any action to amend or change its memorandum or articles;

        (viii) increased or agreed to increase the pay of, or paid or agreed to pay any pension, bonus, share of profits or other similar benefit of, any director, employee or officer or former director, employee or officer of the Company;

        (ix) made payments of any kind to or on behalf of the Vendors or any affiliate or associate of the Vendors or under any management agreement with the Company save and except business related expenses and salaries in the ordinary course of business and at the regular rates payable to them;

        (x)    mortgaged,   pledged,  subjected  to  lien,  granted  a  security
               interest in or otherwise encumbered any of its assets or property, whether tangible or intangible; or

        (xi) authorized or agreed or otherwise have become committed to do any of the foregoing;

     (j) save and except as disclosed in writing to the Purchaser, all accounts receivable have been recorded by the Company in accordance with its usual accounting practices. The reserve taken for doubtful or bad accounts is adequate based on past experience of the Company and is consistent with the accounting procedures used by the Company in previous fiscal periods. There is nothing which would indicate that such reserve is not adequate or that a higher reserve should be taken;

     (k)  the Company does not own or possess any material assets;

     (l) the Company is not party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, judgment or decree which would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein;

     (m) there is not any suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against, or relating to the Company or affecting its assets, properties or business which might materially and adversely affect the assets, properties, business, future prospects or financial condition of the Company; and there is not presently outstanding against any of the Company any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (n) to the best of the knowledge of the Vendors, the Company has kept the records required to be kept by the laws of Barbados and any other applicable corporate legislation and such records are complete and accurate and contain all minutes of all meetings of directors and members of the Company;

     (o) the Company holds all permits, licenses, consents and authorities issued by any government or governmental authority, or any municipal, regional or other authority, or any subdivision thereof, including, without limitation, any governmental department, commission, bureau, board or administrative agency, which are necessary or desirable in connection with the conduct and operation of the Company's business and the ownership or leasing of its assets and the conduct and operation of the Company's business as the same are now owned, leased, conducted or operated and is not in breach of or in default under any term or condition of any thereof;

     (p)  the Company:

          (i) has filed in a timely manner all income tax returns and election forms and the tax returns of any other jurisdiction required to be filed and all such returns and forms have been completed accurately and correctly in all respects;

          (ii) has paid all taxes (including all federal, provincial, state, local and property taxes, assessments or other imposts in respect of its income, business, assets or property) and all interest and penalties thereon with respect to the Company, for all previous years and all required instalment payments due for the current fiscal year have been paid;

          (iii) has provided adequate reserves for all taxes;

          and there is no agreement, waiver or other arrangement providing for an extension of time with respect to the filing of any tax return, or payment of any tax, governmental charge or deficiency by the Company nor is there any action, suit, proceeding, investigation or claim now threatened or pending against the Company in respect of, or discussion underway with any governmental authority relating to, any such tax or governmental charge or deficiency;

          (q)  the Company has not:

               (i) disposed of anything to a Person with whom it was not dealing at arm's length for proceeds less than the fair market value thereof; or

               (ii) discontinued  carrying  on any  business in respect of which non-capital losses were incurred, and any non-capital losses which the Company has are not losses from property or business investment losses;

          (r) the financial statements and schedules attached to the corporate income tax returns as filed by the Company for each of its taxation years reflect and disclose all transactions to which the Company was party as required by applicable revenue laws and all of the transactions to which the Company was or is a party are reflected or disclosed in such financial statements and schedules and the corporate income tax returns;

          (s) the authorized capital of the Company consists of an unlimited number of common shares without par value, of which 20,000,000 common shares are issued and outstanding as fully paid and non-assessable. No Person has any agreement or option, present or future, contingent, absolute or capable of becoming an agreement or option or which with the passage of time or the occurrence of any event could become an agreement or option:

              (i) to require the Company to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of the Company;

              (ii) for the issue or allotment of any of the authorized but unissued shares in the capital of the Company;

              (iii) to require  the  Company to  purchase,  redeem or  otherwise acquire any of the issued and outstanding shares in the capital of the Company; or

              (iv)  to acquire the Company Shares;

          (t) the Vendors are the registered holders and beneficial owners of and have good marketable title to the Company Shares, free and clear of all liens, charges and encumbrances whatsoever;

          (u) the Company Shares have been duly and validly allotted and issued and are outstanding as a fully paid and non-assessable shares in the capital of the Company;

          (v) the Vendors have good and sufficient right and authority to enter into this Agreement on the terms and conditions herein contained and to transfer the legal and beneficial title to the Company Shares to the Purchaser;

          (w) the Company Shares are not subject to any "hold period" under any federal, state or provincial laws or under any regulatory policy or rule;

          (x) this Agreement constitutes a valid, binding and enforceable obligation of the Vendors. On Closing, the Vendors will not be a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by the Vendors of this Agreement or the performance by the Vendors of any of the terms hereof;

          (y) at Closing the Company will not be indebted to the Vendors or any employees of the Company or any affiliate or associate of the Vendors, on any account whatsoever.

Survival
--------

3.02 The representations and warranties contained in section 3.01 shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect for the benefit of the Purchaser thereafter, notwithstanding any independent enquiry or investigation by the Purchaser.

Indemnity
---------

3.03 The Vendors covenant to indemnify and hold harmless the Purchaser from and against any loss, claims, damages, liability, expenses and costs, including any payment made in good faith in settlement of any claim or potential claim, arising from any of the representations and warranties set forth in section 3.01 being incorrect or breached.

                                    ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

4.01 The Purchaser represents and warrants to the Vendors and the Company, with the intent that the Vendors and the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that, to the best of its knowledge, information and belief:

          (a) the Purchaser was duly incorporated in the state of Nevada on October 29, 1999. The Purchaser is a valid and subsisting corporation in good standing under the laws of Nevada, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

          (b) the Purchaser is not a "reporting company" under the Securities Exchange Act of 1934;

          (c) the Purchaser's Financial Statements have been prepared in accordance with generally accepted accounting principles of the United States of America (U.S. GAP) applied on a basis consistent with the Purchaser's prior fiscal periods. The Purchaser's Financial Statements present fairly the financial position of the Purchaser as at the date thereof and fairly state the Purchaser's income and deficit for the period covered thereby;

          (d) the authorized capital of the Purchaser consists of 100,000,000 common shares of which 19,223,000 common shares are issued and outstanding as fully paid and non-assessable. No Person has any agreement or option, present or future, contingent, absolute or capable of becoming an agreement or option or which with the passage of time or the occurrence of any event could become an agreement or option:

               (i) to require the Purchaser to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of the Purchaser;

               (ii) for the  issue or  allotment  of any of the  authorized  but unissued shares in the capital of the Purchaser;

               (iii)to require the  Purchaser to  purchase,  redeem or otherwise acquire any of the issued and outstanding shares in the capital of the Purchaser; or

               (iv) to acquire the Purchaser's Shares;

          (e) the Purchaser's shares have been duly and validly allotted and issued and are outstanding as a fully paid and non-assessable shares in the capital of the Purchaser;

          (f) the Purchaser has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein contained;

          (g) this Agreement constitutes a valid, binding and enforceable obligation of the Purchaser. On Closing, the Purchaser will not be a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgement, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by the Purchaser of this Agreement or the performance by the Purchaser of any of the terms hereof;

          (h)  at Closing, the Purchaser will not be indebted to any party;

          (i)  The current sole  director and officer of the  Purchaser is Keith
               A. Ebert;

Survival
--------
4.02 The representations and warranties contained in section 4.01 shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect for the benefit of the Company and the Vendors thereafter, notwithstanding any independent enquiry or investigation by such parties.

Indemnity
---------

4.03 The Purchaser covenants to indemnify and hold harmless the Company and the Vendors from and against any loss, claims, damages, liability, expenses and costs, including any payment made in good faith in settlement of any claim or potential claim, arising from any of the representations and warranties set forth in section 4.01 being incorrect or breached.

                                    ARTICLE 5
                       CONDITIONS PRECEDENT TO COMPLETION
                       ----------------------------------

Conditions Precedent to Obligation of the Purchaser
---------------------------------------------------

5.01 The obligation of the Purchaser to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfilment, on Closing of the following conditions:

          (a) the representations and warranties of the Vendors and the Company set out in Article 3 shall be true and correct at and as of the Closing as if such representations and warranties were made at and as of the Closing;

          (b) the Vendors shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by the Vendors on or before the Closing; and

5.02 The conditions described in section 5.01 are conditions only to the Purchaser being required to complete the transactions contemplated by this Agreement and are not conditions to the existence of a binding agreement. If the conditions described in section 5.01 have not been satisfied or waived at or prior to the Closing, the Purchaser may elect not to complete.

5.03 All of the conditions precedent set out in section 5.01 are for the sole and exclusive benefit of the Purchaser and may be waived, in whole or in part, by notice in writing to the Vendors. Subject to section 7.02, all such conditions precedent shall merge in the closing documents on Closing.

Conditions Precedent to Obligation of the Vendors
-------------------------------------------------

5.04 The obligation of the Vendors to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfilment, on or before the Closing of the Purchaser having performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by the Purchaser on or before the Closing.

5.05 The conditions described in section 5.04 are conditions only to the Vendors being required to complete the transactions contemplated by this Agreement and are not conditions to the existence of a binding agreement. If such conditions have not been satisfied or waived at or prior to the Closing, the Vendors may elect not to complete.

5.06 The conditions precedent set out in section 5.04 are for the sole and exclusive benefit of the Vendors and may be waived, in whole or in part, by notice in writing to the Purchaser. Subject to section 7.02, all such conditions precedent shall merge in the closing documents on Closing.

5.07      The Vendors covenant and agree as follows:

     (a) to vote in favour of all resolutions placed before shareholders of the Company which are contemplated hereunder;

     (b) to provide full access to the books, records and property of the Company and to cooperate and provide assistance to the Purchaser in connection with all filings with and approvals required as a result of the transactions contemplated hereunder; and

     (c) not to do or cause to be done anything outside the ordinary course of business of the Company and to not purchase any assets or properties which collectively exceed a value of $10,000.

5.08 The Purchaser covenants and agrees to maintain confidentiality with respect to the business and affairs of the Company resulting from the review by the Purchaser of the books and records of the Company.

                                    ARTICLE 6
                                     CLOSING
                                     -------

Time and Place of Closing
-------------------------

6.01 The purchase and sale of the Company Shares and the other transactions contemplated by this Agreement shall be completed at 10:00 a.m. (local time in Bridgetown, Barbados) on the Closing date at the offices of the Company or at such other time and place as may be agreed to by the parties.

Closing Documents
-----------------

6.02 At the Closing, the Vendors shall deliver to the Purchaser the following:

     (a) share certificates representing the Company Shares duly endorsed for transfer to the Purchaser;

     (b) the corporate minute book and all other books and corporate and financial records of the Company;

     (c)  the common seal of the Company;

     (d)  a legal opinion satisfactory to counsel for the Purchaser; and

     (e) such other documents and instruments that may be necessary to complete the transactions contemplated hereunder.

6.03 At the Closing, the Purchaser shall deliver or cause to be delivered to the Vendors the Purchase Price for the Company Shares in accordance with section 2.01 and such other documents and instruments that may be necessary to complete the transactions contemplated hereunder.


                                    ARTICLE 7
                               GENERAL PROVISIONS
                               ------------------

Notices
-------

7.01 All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, faxed or mailed postage prepaid addressed as follows:

To the Company:

                           CYOP Systems Inc.
                           Suite 29, 1st Floor
                           Beckwith Mall, Lower Broad Street
                           Bridgetown, Barbados

                           Facsimile:  (246)435-1429

To the Vendors:

                           Shareholders of CYOP Systems Inc.
                           Suite 29, 1st Floor
                           Beckwith Mall, Lower Broad Street
                           Bridgetown, Barbados

                           Facsimile:  (246)435-1429

To the Purchaser:

                           CYOP Systems International Incorporated
                           Suite 880
                           50 West Liberty Street
                           Reno, Nevada  89501   USA

                           Facsimile:  (604)688-4933

or to such other address as may be given in writing by the parties and shall be deemed to have been received, if delivered by hand, on the date of delivery, if faxed to the facsimile numbers set out above, on the business day next following the date of transmission and if mailed as aforesaid to the addresses set out above then on the fifth business day following the posting thereof provided that if there shall be between the time of mailing and the actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of the notice by the mails, then the notice shall only be effective if actually delivered or faxed to the facsimile numbers set out above.

Non-Merger
----------

7.02 Notwithstanding the completion of the transactions contemplated by this Agreement, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation, warranty, covenant or agreement) or any investigation made by the Purchaser or the Vendors, the representations, warranties, covenants and agreements of the parties set forth herein shall survive the Closing and will remain in full force and effect and shall not be extinguished or merged in any way by the delivery or recording of any deed or any other instrument relating to the Shares or the Company or the completion of the transactions contemplated by this Agreement.

Time of Essence
---------------

7.03 Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

Binding Effect
--------------

7.04 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

Entire Agreement
----------------

7.05 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

Further Assurances
------------------

7.06 Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.

Amendments
----------

7.07 No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all of the parties hereto.

Counterparts
------------

7.08      This Agreement may be executed in counterpart and/or by facsimile.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first above written.

THE COMMON SEAL OF                                )
CYOP SYSTEMS INC.                                 )
was hereunto affixed in the presence of:          )
                                                  )        c/s
(signed)                                          )
--------
Authorized Signatory                              )


CYOP SYSTEMS INC. SHAREHOLDERS:
------------------------------

GREENDAY INC.

Per:     /s/ Michael W. Taylor
         ----------------------
         Michael W. Taylor, Director

CASKA TRUST                                             JAZZCO TRUST

Per:     (signed)                              Per:     (signed)
         ----------------------                         ------------------------
         Authorized Signatory                           Authorized Signatory

LANCASTER ESTATE TRUST

Per:     (signed)

         Authorized Signatory

/s/ Mitch White                                      /s/ Andrea Rewa Carley
-------------------------------                      --------------------------
Mitch White                                                   Andrea Rewa Carley

THE COMMON SEAL OF                                       )
CYOP SYSTEMS INTERNATIONAL INCORPORATED                  )
was hereunto affixed in the presence of:                 )
                                                         )        c/s
/s/ Keith Ebert, President and Director                  )
---------------------------------------                  )
Keith Ebert                                              )

                                  SCHEDULE "A"

                THE VENDORS AND ALLOCATION OF PURCHASER'S SHARES


                                NUMBER OF                   NUMBER OF CYOP SYSTEMS
                             CYOP SYSTEMS INC.            INTERNATIONAL INCORPORATED
NAME OF SHAREHOLDER           SHARES OWNED                   SHARES TO BE RECEIVED
-------------------           ------------                   ---------------------

Greenday Inc.                    8,000,000                             4,000,000
Andrea Carley                    1,000,000                               500,000
Mitch White                      1,000,000                               500,000
Caska Trust                      2,500,000                             1,250,000
Jazzco Trust                     2,500,000                             1,250,000
Lancaster Estate Trust           3,000,000                             1,500,000
                                 -----------------------------------------------

TOTALS:                         18,000,000                             9,000,000